Exhibit 10.43.6

                                 AMENDMENT NO. 1

                        TO CREDIT AND SECURITY AGREEMENT

         This AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (this "Amendment"), dated as of May 12, 2002, is by and among TCS FUNDING V, INC., a Delaware corporation (the "Borrower"), THE CREDIT STORE, INC. ("TCSI"), a Delaware corporation, acting as the Servicer (in such capacity the "Servicer"), and MM&S INVESTMENTS CORPORATION, a Minnesota corporation (the "Lender").

                                    RECITALS

         WHEREAS, the Borrower, TCSI and Miller & Schroeder Investments Corporation ("Miller & Schroeder") entered into a Credit and Security Agreement dated as of May 1, 2001 (the "Original Agreement"); and

         WHEREAS, the Lender has acquired substantially all the assets of Miller & Schroeder and is the assignee of the rights and obligations of Miller & Schroeder under the Original Agreement; and

         WHEREAS, the Borrower desires and the Lender is willing, on the terms and subject to the conditions hereinafter set forth, to amend the Original Agreement to, among other things, extend the Regular Amortization Period.

         ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Original Agreement Definitions. Terms defined in the Original Agreement shall have the same meaning when used herein unless otherwise expressly indicated.


                                   ARTICLE II
                                   AMENDMENTS

         2.1 Amendment to Section 1.1 of the Original Agreement. The definition of "Regular Amortization Period" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Regular Amortization Period" means the period commencing on the Closing Date and ending on the earlier to occur of (i) November 1, 2002 or (ii) the date on which an Event of Default occurs.

         2.2 Amendment to Section 2.3(a)(i) of the Original Agreement. Section 2.3(a)(i) of


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the Original Agreement is hereby amended in its entirety to read as follows:

                  (a) Interest Rate. Subject to Section 2.2(b) below, the outstanding principal balance of the Loan shall bear interest (i) from and including the May 1, 2002 to but excluding November 1, 2002 at the rate of 9.75% per annum and (ii) from and including November 1, 2002 until the Loan is paid in full, at a rate per annum equal to the sum of
         (x) the Prime Rate in effect on the first day of the relevant Interest Rate Period and (y) 2.50%.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Lender as follows:

               (a) The Borrower's execution, delivery and performance of this Amendment (and of the Original Agreement as amended by this Amendment) have been duly authorized by all necessary corporate action on the part of the Borrower, do not require any approval or consent of, or any registration, qualification or filing with, any governmental agency or authority or any approval or consent of any other person or entity, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of its Certificate of Incorporation or Bylaws, any agreement binding on or applicable to it or any of its properties, or any law or governmental regulation or court decree or order binding upon or applicable to it or its properties, and will not result in the creation or imposition of any lien or encumbrance in or on any of its properties (except in favor of the Lender) pursuant to the provisions of any agreement applicable to it or any of its property.

               (b) The Original Agreement, as amended hereby, the outstanding Note, and the other Transaction Documents are the legal, valid and binding obligations of the Borrower, as provided above, enforceable against the Borrower in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other laws applicable to creditors' rights generally and by general principles of equity.

               (c) No action, suit or proceeding is pending or, to the Borrower's knowledge, threatened against the Borrower that could have a Material Adverse Effect.

                                   ARTICLE IV
                  CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT

         4.1 Conditions to Effectiveness of this Amendment. This Amendment shall become effective when the Lender shall have received the following:

                  (a)      This Amendment, duly executed by the Borrower;

                  (b)      An extension fee of $30,000; and

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                  (c) A copy of the resolutions of the Borrower's board of
         directors authorizing the Borrower's execution, delivery and performance of this Amendment and the Original Agreement as amended hereby, certified by the Secretary or an Assistant Secretary of the Borrower, together with (i) specimen signatures of authorized officers of the Borrower and (ii) copies of the Borrower's certificate of incorporation and by-laws if either the list of authorized officers or the Borrower's certificate of incorporation or bylaws has changed since the closing of the Original Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Reference to and Effect on the Original Agreement, Note and Security Documents.

                  (a) The Original Agreement, as hereby amended, the outstanding Note and the other Transaction Documents remain in full force and effect and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Original Agreement, the outstanding Notes or the other Transaction Documents, nor constitute a waiver of any provision thereof.

                  (c) All references in the Original Agreement, as hereby amended, to "the Agreement" shall be deemed to refer to the Original Agreement as amended hereby; and any and all references in the Transaction Documents to "the Credit Agreement" shall be deemed to refer to the Original Agreement as amended hereby.

         5.2 Continuation of Representations and Warranties. The Borrower represents and warrants to the Lender that on and as of the date hereof and after giving effect to this Amendment, (i) all of the representations and warranties contained in the Original Agreement are correct and complete in all material respects as of the date hereof, as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

         5.3 Merger and Integration, Superseding Effect. The Original Agreement, as amended by this Amendment, together with the other Transaction Documents, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that the Original Agreement, as amended by this Amendment, and together with such other Transaction Documents, shall control.


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         5.4 Expenses. As provided in Section 12.5 of the Original Agreement, the Borrower agrees to pay all of the expenses, including reasonable attorney's fees and expenses, incurred by the Lender in connection with this Amendment.

         5.5 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Amendment by signing any such counterpart.

         5.6 Successors. This Amendment shall be binding upon the Borrower, the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Borrower and the Lender.

         5.7 Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         5.8 Governing Law. The validity, construction and enforceability of this Amendment shall be governed by the internal law of the State of Minnesota, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.

                           [Signature Page to Follow]




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      MM&S INVESTMENTS CORPORATION, as Lender


                                      By /s/ Eric Cook
                                         --------------------------------
                                       Its Assistant Vice President
                                           ------------------------------

                                      Suite 3000
                                      150 South Fifth Street
                                      Minneapolis, Minnesota 55402


                                      TCS Funding V, Inc., as the Borrower


                                      By /s/ Michael J. Philippe
                                         --------------------------------
                                        Its Chief Financial Officer
                                           ------------------------------

                                      3401 North Louise Avenue, Suite 108
                                      Sioux Falls, South Dakota 57107


                                      THE CREDIT STORE, INC., as the Servicer


                                      By /s/ Michael J. Philippe
                                         --------------------------------
                                        Its Chief Financial Officer
                                           ------------------------------

                                      3401 North Louise Avenue
                                      Sioux Falls, South Dakota 57107



 (Signature Page 1 of 1 to Amendment No. 1 to the Credit and Security Agreement)



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